Exhibit 10.2

Loan and Securities Purchase Agreement, Stock Warrant and Subordinated Note each dated August 12, 1995 between Life Critical Care Corporation and Morgenthau Bridge Loan LLC, as amended


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                                 FIRST AMENDMENT
                                       TO
                     LOAN AND SECURITIES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITIES PURCHASE AGREEMENT (this "Amendment") is executed this 24th day of January, 1997, by and between Morgenthau Bridge Loan LLC and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to a Loan and Securities Purchase Agreement between them dated August 12, 1995 (the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows: Article IX ("Registration Rights") is hereby deleted and the following is hereby inserted in lieu thereof:


                                   "ARTICLE IX

                                LOCK-UP AGREEMENT

                  SECTION 9.1. Lock-Up Agreement. The Purchaser agrees that, for a period of three (3) years following the closing date of the Offering (i.e., the Company has filed with the Securities and Exchange
         Commission a registration statement on Form SB-2 (No. 333-14755) for the registration of shares of Common Stock of the Company in connection with a proposed public offering of such securities (the "Offering")), neither the Purchaser nor any distributees or assigns of the Purchaser will sell, assign, hypothecate, pledge or otherwise dispose (either pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or otherwise) any of the 107,000 shares of Common Stock of the Company registered in the name of the Purchaser as of the date hereof (the "Securities").


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                  SECTION 9.2. Restrictive Legend. The Purchaser hereby consents to the placing of restrictive legends on all certificates evidencing any of the Securities, the placement of appropriate stop transfer orders with the transfer agent of the Company and the noting of such restrictions on the transfer books and records of the Company.

                  SECTION 9.3. Terms Binding. This Article IX shall be subject to Section 8.07 of this Agreement which provides as follows: 'All of the terms, conditions, stipulations, representations and covenants of this Agreement shall apply to and be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective heirs, personal representatives, successors and assigns.'"

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two counterparts, both of which when taken together shall constitute one and the same original.

         Section 4. By their execution hereof, the parties hereto hereby agree that this Amendment is voluntarily accepted for the purpose of making a full and final compromise adjustment, settlement and waiver of any and all prior defaults of the Agreement that either has alleged has occurred prior to the execution hereof.


                          [TEXT CONTINUED ON NEXT PAGE]

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            IN WITNESS  WHEREOF,  the parties have executed this  Amendment the day and year first above written.

                                        MORGENTHAU BRIDGE LOAN LLC

                                        By:  Morgenthau Bridge Financing Corp.,
                                                 Manager


                                        By:  _______________________________
                                             Richard M. Andzel, Vice President


                                        LIFE CRITICAL CARE CORPORATION


                                        By:  _______________________________
                                             Thomas H. White, President

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